CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Subcontractor:	Sparton DeLeon Springs, LLC.

Effective Date:	4-Nov-15

Subcontract Number:	ERAPS015-288

Subcontract Modification:	Mod 004

Mod Effective Date:	11-Apr-16

Customer:	US Navy

Customer Contract Number:	N00421-14-D-0025 FY16

Program:	36B, 101B, 62F, 53G

Total Contract Value:	[___________]	Fee	Funded 100%

USSI:	[______]	[___________]	[___________]	[___________]

Sparton:	[______]	[___________]	[___________]	$80,721,473.59

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general partnership comprised of Sparton DeLeon Springs, LLC. and UnderSea Sensor Systems Inc. (“USSI” or “Seller”), with offices located at 4868 East Park 30 Drive, Columbia City, Indiana 46725 and Sparton DeLeon Springs, LLC., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130 (“Sparton” or “Seller”). As such, ERAPSCO provides authorization for the Seller to perform requirements identified in the attached customer contract and as summarized herein.

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general partnership comprised of Sparton Electronics Florida, Inc. and UnderSea Sensor Systems Inc. (“USSI” or “Seller”), with offices located at 4868 East Park 30 Drive, Columbia City, Indiana 46725 and Sparton Electronics Florida, Inc., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130 (“Sparton” or “Seller”). As such, ERAPSCO provides authorization for the Seller to perform requirements identified in the attached customer contract and as summarized herein.

ERAPSCO/ STS	Sparton DeLeon Springs, LLC

By:	/s/	By:	/s/

Name	David Jost	Name	Mark Belyea

Title:	General Manager	Title:	Contract Manager

Date	4/11/2016	Date	4/11/2016

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Customer Information
Customer Name:	US Navy Navair		Technical Contact:	Tim Perry
Contract Contact:	James Smith		Phone:	812-863-7070 209
Phone:	307-757-5255		Email:	tim.perry@navy.mil
Email:	james.m.smith@navy.mil		Bid Number:	FY14 IDIQ

End User:	US Navy

Contract Terms
Contract Type:	FFP
Period of Performance:	11/4/2015	to	2/28/2018
Shipping Terms:	Origin		Freight Forwarder:	N/A
Payment Terms:	PBP; Net 30		Export License Required:	No

Subcontract Line Item Number (SLIN) Information

SLIN: 001
Product Description:	36B		Quantity:	[___________]
Price:	[___________]	Delivery Date:	11/5/2017
Product Specifications:	PSS RevC CHG0
Packaging Specifications:	Appendix C RevC CHG1
		SLIN Total:		[_____________]

SLIN: 002
Product Description:	36B Australia		Quantity:	[_____________]
Price:	[___________]	Delivery Date:	12/19/2016
Product Specifications:	PSS RevC CHG0
Packaging Specifications:	Appendix C RevC CHG1
		SLIN Total:		[_____________]

SLIN: 003
Product Description:	62F Hybrid		Quantity:	[_____________]
Price:	[___________]	Delivery Date:	2/28/2018
Product Specifications:	PSS RevC CHG0
Packaging Specifications:	Appendix C RevC CHG1
		SLIN Total:		[_____________]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

SLIN: 004
Product Description:	101B		Quantity:	[_____________]
Price:	[___________]	Delivery Date:	2/28/2018
Product Specifications:		PSS RevC CHG0
Packaging Specifications:		Appendix C RevC CHG1
		SLIN Total:	[_____________]

SLIN: 005
Product Description:	53G		Quantity:	[_____________]
Price:	[___________]	Delivery Date:	3/30/2018
Product Specifications:		PSS RevC CHG0
Packaging Specifications:		Appendix C RevC CHG1
		SLIN Total:	[_____________]

			Subcontract Total:	$80,721,474
Miscellaneous Comments
See Tracking Sheet for Delivery Schedule and Data Items

Mod 001- DO 007 adds [______] 36Bs for Australia; Ship to address is located in Delivery Section of Deliver Order. Acceptance will be in accordance with DO 006.

Mod 002- DO 008 adds [_______] 101Bs and [_______] 62Fs

Mod 003 - DO 007 Mod 1 adds [__________]36Bs for demestic use.

Mod 004 - Adds 53G (DO 009) and shifts [______] 62F hybrid to USSI only build

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725